Exhibit 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350


In connection with the Quarterly Report of WorldTeq Group International, Inc. (the"Company"), on Form 10-QSB for the period ended March 31, 2003, as filed with the Securities and Exchange Commission (the Report"), I, Jeff Lieberman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.


                               /s/ Jeff Lieberman
                               -----------------------------
                               Jeff Lieberman
                               Chief Executive Officer,
                               President,
                               Treasurer, and
                               Chairman of the Board


                               Date: May 17, 2004


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